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                                  EXHIBIT 10.39

                         CADRE COMPUTER RESOURCES, INC.
                            2000 STOCK INCENTIVE PLAN


     1. NAME AND PURPOSE. The purpose of this Plan, which shall be known as the "Cadre Stock Incentive Plan" (hereinafter referred to as the "Plan") is to advance the interests of Cadre Computer Resources, Inc. (hereinafter referred to as the "Company") by providing a material incentive for the continued services of those key employees of the Company who make significant contributions toward the Company's success and development by encouraging those key employees to increase their proprietary interest in the Company.

         2. DEFINITIONS. For purposes of this Plan, the following terms when capitalized shall have the meaning designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall mean or include the feminine and the singular shall include the plural.

                 (a) "Affiliate" shall mean a corporation or other form of business association of which shares (or other ownership interests) having 50 percent or more of the voting power are owned or controlled, directly or indirectly, by the Corporation.

                 (b) "Board" shall mean the Board of Directors of the Company.

                 (c) "Effective Date" shall mean the date on which this Plan shall become effective, as provided in paragraph 18 below.

                 (d) "Fair Market Value" as applied to any date, the last trading price of a share of Common Stock on the principal stock exchange on which the Common Stock is listed, or, if it is not so listed, as reported by the National Association of Securities Dealers Automated Quotation System on such date or, if no such sales were made on such date, on the next preceding date on which there were sales of Common Stock on such exchange or market, as the case may be; provided, however, that if the Common Stock is not so listed, the determination as to fair market value of the Company's common stock under this Plan shall be determined by an appraisal firm retained by the Board for this purpose. Such evaluations shall be conducted periodically at the direction of the Board.

                 (e) "Key Employee" shall mean an employee of the Company or of an affiliate who in the opinion of the Board can contribute significantly to the growth and successful operations of the Company. The grant of a stock incentive to an employee by the Board shall be deemed a determination by the Board that such employee is a Key Employee. For the purposes of this Plan a



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director or officer of the Company or of an affiliate shall be deemed an employee regardless of whether or not such director or officer is on the payroll of, or otherwise paid for services by, the Company or an affiliate.

                 (f) "Option" shall mean an option to purchase shares of Common Stock.

                 (g) "Participant" shall mean a Key Employee selected by the Board to receive stock incentives granted under this Plan.

                 (h) "Stock Award" shall mean an issuance or transfer of shares of Common Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to Performance Units.

                 (i) "Stock Incentive" shall mean a stock incentive granted under this Plan in one of the forms provided for in Section 3.

         3.  ADMINISTRATION; SELECTION OF PARTICIPANTS.

                 (a)  The Plan shall be administered by the Board.

                 (b) The Board shall select the Participants from among the Key Employees and shall grant stock incentives to the Participants subject to the provisions of the Plan.

                 (c) Subject to the express provisions of this Plan, the Board shall have authority to adopt administrative regulations and procedures which are consistent with the terms of this Plan; to adopt and amend such agreements as they deem advisable; to determine the terms and provisions of such agreements (including the number of shares with respect to which stock incentives are granted to a Participant, the price for shares and the date or dates when the incentives may be exercised)--which terms shall comply with the requirements of Paragraphs 6 and 7 below; to construe and interpret such agreements; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the Federal securities laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. A decision by a majority of the Board shall govern all actions of the Board; such decision may be made either at a meeting of the Board at which a majority of the members are present or without a meeting by a writing signed by a majority of the Board. All decisions and interpretations made by the Board shall be binding and conclusive on the Company and all Participants, their legal representatives and beneficiaries.




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                 (d) The Board may designate any officers or employees of the
Company to assist the Board in the administration of this Plan and to execute documents on its behalf, and the Board may delegate to them such other ministerial and limited discretionary duties as it sees fit.

         4.  GRANTS OF STOCK INCENTIVES:

                 (a) Subject to the provisions of this Plan, the Board may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Employees.

                 (b) Stock Incentives may be granted in the following forms:

                      (i)   a Stock Award, or
                      (ii)  an Option, or
                      (iii) a combination of a Stock Award and an Option.

                 (c) Members of the Board acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

         5.  SHARES SUBJECT TO THE PLAN.

                 (a) The maximum number shares to be issued and delivered by the Company upon exercise of stock incentives granted under this Plan are 415,000 shares of the Company's common stock provided that no more than 215,000 shares may be issued in the form of Stock Awards, all said shares to be either authorized but unissued shares or treasury shares, in the discretion of the Board.

                 (b) 185,000 shares maximum shall be issued to directors of the Company or of an Affiliate under the Plan, subject; however, to adjustment as provided in Paragraph 13 below. No stock incentive may be granted under this Plan which could cause such maximum limit to be exceeded.

                 (c) Provided the common stock of the Company is not listed or quoted as provided in Section 1(e), the Company shall have the right commencing six months after grant to purchase from the holder any or all of the shares of the Company's common stock which may be issued under this Plan for a price equal to the fair market value of such shares on the date of purchase by the Company.

                 (d) If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or for any other reason, or




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if any such shares shall, after issuance or transfer, be reacquired by the
Corporation or an Affiliate because of an employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Corporation or an Affiliate shall no longer be charged against any of the limitations provided for in paragraphs (a) or (b) of this Section 5 and may again be made subject to Stock Incentives.

         6.  STOCK AWARDS.  Stock Incentives in the form of Stock
Awards shall be subject to the following provisions:

                 (a) A Stock Award shall be granted only in payment of incentive compensation that has been earned or as incentive compensation to be earned, including, without limitation, incentive compensation awarded concurrently with or prior to the grant of the Stock Award.

                 (b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100 percent of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Employee and whether or not such shares are subject to restrictions which affect their value.

                 (c) Shares of Common Stock subject to a Stock Award may be issued or transferred to the Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, as the Board shall determine. In the event that any such issuance or transfer shall not be made to the Key Employee at the time the Stock Award is granted, the Board may provide for payment to such Key Employee, in cash from time to time or at the time or times such shares shall be issued or transferred to such Key Employee, of amounts not exceeding the dividends which would have been payable to such Key Employee in respect of such shares (as adjusted under Section 13) if they had been issued or transferred to such Key Employee at the time such Stock Award was granted.

                 (d) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Board may determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written instrument in such form as the Board shall determine, provided the Stock Award is consistent with this Plan and incorporates it by reference.




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         7.  TERMS OF OPTIONS.  Options granted under this Plan shall be non-qualified stock options and shall contain such terms as the Board shall determine subject to the following limitations and requirements.

                 (a) Option price: The option price for shares of the Company's common stock shall be the fair market value of such shares on the effective date of the grant of such option.

                 (b) The participant shall have the right to require the Company to repurchase shares purchased pursuant to this Plan upon written notice to the Board. The effective date of such repurchase shall be the first stock valuation date which follows such notice and a six month period from the date of exercise of the option giving rise to the shares to be repurchased.

                 (c) Period within which option may be exercised: Each option granted under this Plan shall be exercisable in full or in part six months after it is granted, as the Board shall determine, and shall terminate (become non-exercisable) not later than ten (10) years after the effective date of the grant of such option.

                 (d) Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. Any term or provision in any outstanding Option specifying when the Option is exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Board, provided, however, no such modification of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to him.

                 (e) Termination of option by reason of termination of employment: If a Participant's employment with the Company or an Affiliate terminates, all options granted under this Plan to such Participant shall terminate, except in the following circumstances:

                 (f) If termination of employment was due to retirement under the provisions of any retirement plan of the Company or an Affiliate or was because of permanent disability, such option may be exercised on or before the earlier of the expiration of the option or three (3) months following such termination of employment.

                         (ii)  If termination of employment was due to the
death of a Participant who was an employee of the Company or an Affiliate at the time of his death, such options may be exercised on or before the earlier of the expiration of the option or one (1) year following the date of death.




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                 (g) Each Option shall be exercisable during the life of the optionee only by him or a transferee or assignee permitted by paragraph (i) of this Section (7) and, after his death, only by his estate or by a person who acquired the right to exercise the Option pursuant to one of the provisions of paragraph (i) of this Section (7). An Option, to the extent that it shall not have been exercised, shall terminate when the optionee ceases to be an employee of the Corporation or an Affiliate, unless he ceases to be an employee because of his resignation with the consent of the Board (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Corporation or an Affiliate. Except as provided in the next sentence, if the optionee ceases to be an employee by reason of such resignation, the Option shall terminate three months after he ceases to be an employee. If the optionee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred to in the preceding sentence, the Option shall terminate fifteen months after he ceases to be an employee. Where an Option is exercised more than three months after the optionee ceased to be an employee, the Option may be exercised only to the extent it could have been exercised three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Board, be deemed a termination of employment within the meaning of this paragraph (d); provided, however, that an Option may not be exercised during any such leave of absence. Notwithstanding the foregoing provisions of this paragraph (d) or any other provision of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years. Where an Option is granted for a term of less than ten years, the Board, may, at any time prior to the expiration of the option, extend its term for a period ending not later than ten years from the date the Option was granted.

                 (h) Total exercise: An optionee may not elect to exercise less than 50 percent of any exercisable portion of an option granted to him under this Plan.

                 (i) No Option nor any right thereunder may be assigned or transferred by the optionee except:

                           (i)  by will or the laws of descent and
distribution;
                             (ii) pursuant to a qualified domestic relations
order as defined by the Internal Revenue Code of 1986, as amended, or by the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder;

                             (iii) by an optionee who, at the time of the
transfer, is not subject to the provisions of Section 16 of the




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1934 Act, provided such transfer is to, or for the benefit of (including but not limited to trusts for the benefit of), the optionee's spouse or lineal descendants of the optionee's parents; or

                           (iv) by an optionee who, at the time of the
transfer, is subject to the provisions of Section 16 of the 1934 Act, to the extent, if any, such transfer would be permitted under Securities and Exchange Commission Rule 16b-3 or any successor rule thereto, as such rule or any successor rule thereto may be in effect at the time of the transfer.

                If so provided in the Option or if so authorized by the Board and subject to such terms and conditions as are specified in the Option or by the Board, the Corporation may, upon or without the request of the holder of the Option and at any time or from time to time, cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so canceled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

                (j) Right to cancel: The Company shall have the right to cancel all but not less than all unexercised options granted under the Plan at any time prior to termination of the Plan upon payment to each optionee of an amount equal to the remainder obtained (not less than zero) by subtracting the fair market value of the shares subject to the option on the effective date of the grant of the option from the fair market value of such shares on the date of cancellation.

                (k) The maximum aggregate number of Stock Incentives in the form of Options which may be granted to an individual employee of the Corporation or an Affiliate in any calendar year shall not exceed 100,000 Options.

         8. PERIOD FOR GRANTING OPTIONS. No options shall be granted under this Plan subsequent to the tenth anniversary of the day prior to the date on which this Plan is approved and adopted by the majority vote of the stockholders of the Company.

         9. COMBINATIONS OF STOCK AWARDS AND OPTIONS. Stock Incentives authorized by paragraph (b)(iii) of Section 4 in the form of combinations of Stock Awards and Options shall be subject to the following provisions:

                (a) A Stock Incentive may be a combination of any form of Stock Award with any form of Option; provided, however, that the terms and conditions of such Stock Incentive pertaining to a




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Stock Award are consistent with Section 6 and the terms and conditions of such
Stock Incentive pertaining to an Option are consistent with Section 7.

                (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Board may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Board shall determine, provided it is consistent with this Plan and incorporates it by reference.

         10. METHOD OF EXERCISE. An incentive granted under this Plan may be exercised only by written notice to the Board, signed by the Participant or in the event of his death, by such other person as is entitled to exercise such incentive. The notice of exercise shall be accompanied by the payment in cash of the full option price for the shares. A certificate or certificates for the shares of common stock of the Company purchased through the exercise of an option shall be issued in regular course after the exercise of the option and payment therefor. During the option period no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a stockholder with respect to any shares of stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered.

         11. NO EFFECT UPON EMPLOYMENT STATUS. The fact that an employee has been designated a Key Employee or selected as a Participant shall not limit or otherwise qualify the right of the Company or an Affiliate to terminate his employment at any time.


         12. IMPLIED CONSENT OF PARTICIPANTS. Every Participant, by his acceptance of an option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

         13. SHARE ADJUSTMENTS. In the event there is any change in the shares of the Company's common stock resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Board in (1) the number of shares available for incentives under this Plan, (2) the number of shares subject to incentives granted under this Plan, and (3) the price of such shares.

         14. MERGER, CONSOLIDATION, OR SALE OF ASSETS. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation or




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corporations (herein referred to as the "successor employer corporation"), such successor employer corporation may obligate itself to continue this Plan and to assume all obligations under the Plan. In the event that such successor employer corporation does not obligate itself to continue this Plan as above provided, this Plan shall terminate upon such consolidation, merger, or transfer, and any option previously granted hereunder shall vest and shall be purchased by Company for the difference between the option price and the fair market value of Common Stock on the date of such consolidation, merger, or transfer of assets.

         15. COMPANY RESPONSIBILITY. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company, except as provided in Paragraph 16 below.

         16. SECURITIES LAWS. The Board shall take all necessary or appropriate action to ensure that all incentive grants and all exercises thereof under this Plan are in full compliance with all applicable Federal and state securities laws.

         No shares of common stock shall be issued or transferred pursuant to a stock incentive unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the company, been complied with. In connection with any such issuance or transfer the person requiring the shares shall, or requested by the company, give assurances, satisfactory to counsel for the company, that the shares are being acquired for investment and not with the view to resale or distribution thereof and assurances in respect of such other matters as the company may deem desirable to assure compliance with all applicable legal requirements.

         17. AMENDMENT AND TERMINATION. The Board may terminate this Plan at any time, and may amend the Plan at any time or from time to time, without obtaining any approval of the Company's stockholders; except that the Plan may not be amended without the consent of the Company's stockholders (1) to increase the aggregate number of shares issuable under the Plan (excepting proportionate adjustments made under Paragraph 13 to give effect to stock splits, etc.); (2) to change the incentive price of optioned shares (excepting proportionate adjustments made under Paragraph 13); (3) to change the requirement that the price per share of common stock covered by an incentive granted under this Plan not be less than 100 percent of the fair market value of the shares of the Company's common stock on the date such incentive is granted; (4) to extend the time within which incentives may be granted or the time within which a granted incentive may be exercised; or (5) to change, without the consent of the Participant (or his, or his estate's, legal representative), any incentive previously granted to him under the Plan. If the Plan is terminated, any unexercised incentive shall continue to be




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exercisable in accordance with its terms, except as provided in
Paragraph 14 above.

                  No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

         18. EFFECTIVE DATE. This Plan shall become effective as of the date it is approved and adopted by majority vote of the stockholders of the Company and the Board has approved. If not so approved and adopted, this Plan shall be of no force and effect.




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